MITCHELL HUTCHINS SERIES TRUST

      STRATEGIC INCOME PORTFOLIO

The fund offers its Class H and Class I shares only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

PROSPECTUS
May 1, 2000

-------------------------------

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS COMPLETE OR ACCURATE. TO STATE OTHERWISE IS A CRIME.

Mitchell Hutchins       Strategic Income Portfolio

------------------------------------------------------


CONTENTS

            STRATEGIC INCOME PORTFOLIO

          ----------------------------------------------------------------------

What every investor         3   Investment Objective, Strategies and Risks
should know about
the fund                    4   Performance

                            5   More About Risks and Investment Strategies

            INVESTING IN THE FUND

           ---------------------------------------------------------------------

Information for managing    7   Purchases, Redemptions and Exchanges
your fund account
                            7   Pricing and Valuation

            ADDITIONAL INFORMATION

           ---------------------------------------------------------------------

Additional important        8   Management
information about
the fund                    9   Dividends and Taxes

                           10   Financial Highlights


           ---------------------------------------------------------------------

Where to learn more             Back Cover
about this fund



                              ---------------------------------------
                              The fund is not a complete or balanced
                              investment program.
                              ---------------------------------------

Mitchell Hutchins       Strategic Income Portfolio

------------------------------------------------------

STRATEGIC INCOME PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
------------------------------------------



FUND OBJECTIVE

Primarily, high level of current income; secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund strategically allocates investments among three bond market sectors:

o U.S. government and investment grade bonds, including mortgage- and asset-backed securities

o U.S. high yield bonds (sometimes called "junk bonds"), including preferred stock and bonds that are convertible into common stock

o     Foreign and emerging market bonds (including foreign government bonds)

Each of these sectors generally reacts in different ways or at different times to changes in interest rates or to particular economic events. This means that, when one sector underperforms the market as a whole, another sector may outperform the market.

The fund normally invests in each of these three sectors. However, the fund's investment adviser, Mitchell Hutchins Asset Management Inc., tries to take advantage of changes in the relative performance of different sectors by allocating a larger percentage of the fund's assets to those sectors that it believes are undervalued. Selections of specific securities to buy or sell for the fund are based on market outlook, investment research, geographic analysis and forecasts of interest rates and currency exchange rates. The fund may (but is not required to) use derivatives as part of its investment strategy or to help manage portfolio risks

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

o CREDIT RISK - Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for high yield, lower quality bonds than for bonds that are investment grade.

o INTEREST RATE RISK - The value of the fund's investments generally will fall when interest rates rise.

o ASSET ALLOCATION RISK - Mitchell Hutchins may not be successful in choosing the best allocation of the fund's assets among market sectors.

o FOREIGN INVESTING AND EMERGING MARKETS RISKS - The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.

o EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

o SINGLE ISSUER CONCENTRATION RISK- Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than if the fund held a smaller position.

o PREPAYMENT RISK - The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, prepayments often occur more slowly than expected, which may extend the duration of the securities and may reduce their value.

o DERIVATIVES RISK - The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THESE REPORTS).

Mitchell Hutchins       Strategic Income Portfolio

------------------------------------------------------

PERFORMANCE
-----------



RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.

The bar chart shows the fund's performance for its initial calendar year. The bar chart shows Class H shares because Class I shares were not outstanding for the full calendar year.

The table that follows the bar chart shows the average annual returns for Class H shares for one year and the life of the class. Performance for Class I shares is not included in the table because Class I shares were not outstanding for the full calendar year. The table compares fund returns to returns on a broad-based market index that is unmanaged and, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how it will perform in the future.


      TOTAL RETURN ON CLASS H SHARES (1999 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

                        CALENDAR YEAR           PERCENTAGES

                            1990
                            1991
                            1992
                            1993
                            1994
                            1995
                            1996
                            1997
                            1998
                            1999                    1.89%

      Best quarter during year shown  --       1st quarter, 1999:    2.05%
      Worst quarter during shown      --       2nd quarter, 1999:   (0.64)%



AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999

    CLASS                       CLASS H      LEHMAN BROTHERS
    (INCEPTION DATE)           (9/28/98)     AGGREGATE BOND INDEX
    ----------------           ---------     --------------------
    One Year..............        1.89%            (0.82)%
    Life of Class.........        3.79%            (0.39)%*

      -------------------
      * Return is for the period 9/30/98 to 12/31/99, annualized.

Mitchell Hutchins       Strategic Income Portfolio

------------------------------------------------------

MORE ABOUT RISKS AND INVESTMENT STRATEGIES
------------------------------------------



PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

CREDIT RISK. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by the fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price the fund desires.

INTEREST RATE RISK. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. government and other very high quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.

ASSET ALLOCATION RISK. Mitchell Hutchins may not be successful in choosing the best allocation of the fund's assets among the market sectors in which it may invest. Because the fund allocates its assets among market sectors, it is more dependent on Mitchell Hutchins' ability to successfully assess the relative values in each sector than are funds that do not do so.

FOREIGN INVESTING RISK. Foreign investing involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

EMERGING MARKETS RISK. Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities (see above). However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.

EQUITY RISK. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. The fund may lose a substantial part, or even all, of its investment in a company's stock.

SINGLE ISSUER CONCENTRATION RISK. The fund is a non-diversified fund. A non-diversified fund may invest more than 5% of its total assets in securities of a single issuer to a greater extent than a diversified fund. When the fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than if the fund held only a smaller position.

PREPAYMENT RISK. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, the fund may need to reinvest these early payments at those lower interest rates, thus reducing its income.
Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

Mitchell Hutchins       Strategic Income Portfolio

------------------------------------------------------


DERIVATIVES RISK. The value of "derivatives" - so-called because their value "derives" from the value of an underlying asset, reference rate or index - may rise or fall more rapidly than other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. The fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if the fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge will not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

ADDITIONAL INVESTMENT STRATEGIES

DEFENSIVE POSITIONS; CASH RESERVES. To protect itself from adverse market conditions, the fund may take a defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. Since these investments provide relatively low income, a defensive position may not be consistent with achieving the fund's investment objective. However, the fund also may invest in money market instruments on an unlimited basis as part of its ordinary investment strategy.

PORTFOLIO TURNOVER. The fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover of 100% or more (high portfolio turnover).

Mitchell Hutchins       Strategic Income Portfolio

------------------------------------------------------


INVESTING IN THE FUND



PURCHASES, REDEMPTIONS AND EXCHANGES
------------------------------------

Shares of the fund are sold only to insurance company separate accounts that fund benefits under variable annuity or variable life insurance contracts. These separate accounts are the shareholders of the fund - not the individual contract owners. However, the separate accounts may pass through voting rights to the contract owners.

The fund offers both Class H and Class I shares to insurance company separate accounts:

o Class H shares are sold and redeemed at net asset value and do not pay any 12b-1 fees.

o Class I shares also are sold and redeemed at net asset value. However, under a rule 12b-1 plan adopted by the fund, Class I shares pay an annual distribution fee of 0.25% of average net assets. The fund pays this fee to insurance companies for the sale of Class I shares and for services that the insurance company provides to contract owners. Because these 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of a contract owner's investment and may cost more than paying other types of sales charges.

An insurance company separate account may exchange shares of the fund for shares of the same class in another Mitchell Hutchins Series Trust fund at their relative net asset values per share, provided that the separate account invests in both funds. A particular insurance company separate account may not invest in all Mitchell Hutchins Series Trust funds or classes of fund shares.

The fund and Mitchell Hutchins (for Class I shares) reserve the right to reject any purchase order and to suspend the offering of the fund's shares for a period of time.

PRICING AND VALUATION
---------------------

Insurance company separate accounts buy, sell or exchange fund shares at their net asset values. The fund calculates net asset value separately for each class as of the close of trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board of trustees. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgment  plays a greater role in valuing  thinly traded  securities,  including
many  lower-rated  bonds,  because  there  is  less  reliable,   objective  data
available.

The fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. The fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which the fund does not calculate net asset value. As a result, the fund's net asset value may change on days when you will not be able to buy and sell fund shares. If the fund concludes that a material change in the value of a foreign security has occurred after the close of trading in the principal foreign market but before the close of the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.

Mitchell Hutchins       Strategic Income Portfolio

------------------------------------------------------


MANAGEMENT
----------


INVESTMENT ADVISER

Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator of the fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On February 29, 2000, Mitchell Hutchins was adviser or sub-adviser to 31 investment companies with 76 separate funds and aggregate assets of approximately $54.4 billion.

The fund paid advisory fees to Mitchell Hutchins for the most recent fiscal year at the annual contract rate of 0.75% of its average daily net assets.

The fund has received an exemptive order from the SEC to permit the board to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval. The fund's shareholders must approve this policy before the board may implement it. As of the date of this Prospectus, the fund's shareholders have not been asked to do so.

PORTFOLIO MANAGERS

Dennis L. McCauley is the fund's allocation manager. Nirmal Singh and Julieanna Berry share responsibility as sector managers for the day-to-day management of the fund's U.S. government and investment grade securities. James F. Keegan is the sector manager responsible for the day-to-day management of the fund's U.S. high yield, high risk securities. Stuart Waugh is the sector manager responsible for the day-to-day management of the fund's foreign and emerging market bonds.

Messrs. McCauley, Singh and Waugh have held their day-to-day management responsibilities for the fund since its inception. Mr. Keegan has held day-to-day management responsibilities for the fund since its inception but assumed his sector manager responsibilities for the fund's U.S. high yield, high risk securities in February 2000. Ms. Berry has held her day-to-day management responsibilities for the fund since February 2000.

Mr. McCauley is a managing director and chief investment officer - fixed income of Mitchell Hutchins responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds. Mr. McCauley joined Mitchell Hutchins in 1994.

Mr. Singh is a senior vice president of Mitchell Hutchins, where he has been employed since 1993.

Ms. Berry is a first vice president of Mitchell Hutchins, where she has been employed as a portfolio manager since 1989.

Mr. Keegan is a senior vice president of Mitchell Hutchins. Prior to joining Mitchell Hutchins in March 1996, Mr. Keegan was a director with Merrion Group, L.P.

Mr. Waugh is a managing director of Mitchell Hutchins responsible for global fixed income investments and currency trading. He has been with Mitchell Hutchins since 1983. Mr. Waugh is a Chartered Financial Analyst.

Mitchell Hutchins       Strategic Income Portfolio

------------------------------------------------------

DIVIDENDS AND TAXES
-------------------


DIVIDENDS

Dividends are paid in additional shares of the fund unless the shareholder requests otherwise.

The fund normally declares and pays dividends and distributes any gains annually.

Class I shares have higher expenses because of their distribution fees and thus are expected to have lower dividends than Class H shares.

TAXES

Fund shares are offered only to insurance company separate accounts that fund certain variable annuity and variable life contracts. These accounts generally are not subject to tax on dividends from the fund or when fund shares are exchanged or redeemed. See the applicable contract prospectus for a discussion of the federal income tax status of

o the insurance company separate accounts that purchase and hold shares of the fund and

o     the holders of contracts funded through those separate accounts.

The fund must satisfy certain diversification requirements imposed by the Internal Revenue Code on segregated asset accounts used to fund variable annuity or variable life contracts. Failure of the fund to do so would result in taxation of the insurance company issuing the variable annuity or variable life contracts and treatment of the contract holders other than as described in the contract prospectus.

See the SAI for information or for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

Mitchell Hutchins       Strategic Income Portfolio

------------------------------------------------------

Strategic Income Portfolio
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------

The following financial highlights table is intended to help you understand the fund's financial performance for the periods shown. Certain information reflects financial results for a single fund share. In the table, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, are included in the fund's Annual Report to Shareholders. The annual report may be obtained without charge by calling 1-800-986-0088.

The information in this table pertains only to the fund and does not reflect charges related to the insurance company separate accounts that invest in the fund. See the appropriate variable annuity or variable life contract prospectus for information concerning these charges.

Mitchell Hutchins       Strategic Income Portfolio

------------------------------------------------------


STRATEGIC INCOME PORTFOLIO

---------------------------------------------------------------------------------------------------------
                                                    CLASS H                  CLASS I

                                         -------------------------------  -----------------
                                                              FOR THE PERIOD            FOR THE PERIOD
                                            FOR THE           SEPTEMBER 28,              JANUARY 5,
                                           YEAR ENDED        1998+ THROUGH              1999++ THROUGH
                                         DECEMBER 31, 1999   DECEMBER 31, 1998        DECEMBER 31, 1999
                                         -----------------   -----------------        -----------------


Net asset value, beginning of period....      $ 12.19             $ 12.00              $ 12.22
                                              -------             -------              -------
Net investment income...................         0.77@               0.14                 0.76@
Net realized and unrealized gains
(losses) from investments, foreign
currency and futures contracts..........        (0.54)@              0.20                (0.56)@

                                                ------              -----               -------
Net increase from investment operations.         0.23                0.34                 0.20
                                                 ----               -----                -----
Dividends from net investment income....        (0.68)              (0.14)               (0.68)
Distributions from net realized gains
from investments........................         --                 (0.01)                --
Distributions from paid in capital......        (0.01)               --                  (0.01)
                                                ------             -------               ------
Total dividends and distributions to
shareholders............................        (0.69)              (0.15)               (0.69)
                                                ------             -------              -------
Net asset value, end of period..........       $11.73             $ 12.19              $ 11.73
                                               ======              ======               ======
Total investment return(1)..............         1.89%               2.84%                1.63%
                                                 ====             $ =====                =====
Ratios/Supplemental data:
Net assets, end of period (000's).......      $11,423            $ 10,328              $ 1,335
Expenses to average net assets, before
waiver from adviser.....................         1.62%               1.44%*               1.87%*
Expenses to average net assets, after
waiver from adviser.....................         1.62%               1.44%*               1.62%*
Net investment income to average net
assets, before waiver from adviser......         6.20%               5.09%*               5.75%*
Net investment income to average net
assets, after waiver from adviser.......         6.20%               5.09%*               6.00%*
Portfolio turnover rate.................          403%                 81%                 403%

-------------------

+  Commencement of operations.

++ Commencement of issuance of shares.

*  Annualized.

@  Calculated using the average daily shares outstanding for the period.

(1)Total investment return is calculated assuming a $1,000 investment on the first day of the period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of the period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

If you want more information about the fund, the following documents are available free upon request:

      ANNUAL/SEMI-ANNUAL REPORTS:

      Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CONTRACT PROSPECTUS:

      The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus. Investors are advised to also read the applicable contract prospectus.

You may discuss your questions about the fund, obtain free copies of annual and semi-annual reports and the SAI, or request other information, by contacting the fund directly at 1-800-986-0088.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get text-only copies of reports and other information about the fund:

o For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Room, Washington, D.C. 20549-0102; or

o     Free,  from  the  EDGAR  Database  on  the  SEC's  Internet   website  at:
      http://www.sec.gov



















Mitchell Hutchins Series Trust
Investment Company Act File No. - 811-4919